SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ---------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 15, 1999


                                   SONAT INC.

               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                   1-7179                 63-0647939
----------------------------      -----------           -----------------
(State or Other Jurisdiction      (Commission            (IRS Employer
    of Incorporation)             File Number)          Identification No.)


      AMSOUTH-SONAT TOWER
      BIRMINGHAM, ALABAMA                                     35203
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(Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code:  (205) 325-3800

ITEM 5.     OTHER EVENTS.


      On March 13, 1999, Sonat Inc. (the "Company") and El Paso Energy Corporation ("El Paso") entered into an Agreement and Plan of Merger (the "Merger Agreement"), providing for, among other things, the merger of El Paso and the Company. Under the terms of the Merger Agreement, the Company's shareholders will receive one share of El Paso common stock, par value $3.00 per share ( "El Paso Common Stock"), for each share of common stock, par value $1.00 per share, of the Company ("Company Common Stock"), they own. The merger is subject to certain customary conditions, including, among others, approval by the stockholders of the Company and receipt of certain required government approvals. In the event El Paso stockholder approval for the issuance of El Paso Common Stock in the merger is not obtained, El Paso has agreed to issue an amount of El Paso Common Stock not to exceed, in the aggregate, 19.9 percent of the outstanding El Paso Common Stock, with the balance of the merger consideration to be paid in the form of non-convertible long-term preferred stock (the "Preferred Stock"). The Preferred Stock will bear a dividend rate designed to cause the stock to have a value equal to the greater of $32 and the value of the El Paso Common Stock as of the time of the Company's shareholder vote, subject to a cap of $44.50. The Preferred Stock will be redeemable in 21 years and will not be convertible. The foregoing description of the Preferred Stock is qualified in its entirety by reference to the Form of Certificate of Designation, Preferences and Rights of the __% Senior Cumulative Exchangeable Preferred Stock of El Paso (the "Certificate of Designation"), a copy of which is filed as an exhibit hereto and is incorporated by reference herein.

      The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as an exhibit hereto and is incorporated by reference herein.

      In connection with the Merger Agreement, on March 13, 1999, the Company and El Paso also entered into cross option agreements, pursuant to which, among other things, (i) El Paso has been granted an option to purchase up to 19.9 percent of the Company Common Stock, exercisable if the Merger Agreement is terminated under certain circumstances as set forth therein (the "Company Stock Option Agreement") and (y) the Company has been granted an option to purchase up to 19.9 percent of the El Paso Common Stock, exercisable if the Merger Agreement is terminated under certain circumstances as set forth therein (the "El Paso Stock Option Agreement" and, collectively with the Company Stock Option Agreement, the "Stock Option Agreements"). The foregoing descriptions of the Company Stock Option Agreement and El Paso Stock Option Agreement are qualified in their entirety by reference to each such Stock Option Agreement, a copy of each of which are filed as exhibits hereto and are incorporated by reference herein.

      On March 13, 1999, certain members of the Zilkha family and an affiliated entity, who collectively own approximately 23% of the outstanding shares of Company Common Stock, and Ronald L. Kuehn, Jr., chairman of the board, president and chief executive officer of the Company, entered into separate voting agreements with El Paso (the "Zilkha Voting Agreement" and the "Kuehn Voting Agreement", respectively, and together, the "Voting Agreements"), pursuant to which, among other things, they agreed to vote their shares of Company Common Stock in favor of the Merger Agreement. The foregoing descriptions of the Zilkha Voting Agreement and the Kuehn Voting Agreement are qualified in their entirety by reference to each such Voting Agreement, a copy of each of which are filed as exhibits hereto and are incorporated by reference herein.

      On March 15, 1999, the Company and El Paso issued a joint press release announcing the proposed merger and the signing of the Merger Agreement, the Stock Option Agreements and the Zilkha Voting Agreement. A copy of the joint press release is filed as an exhibit hereto and is incorporated by reference herein.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


      (c) Exhibits. The following exhibits are filed as part of this report:

                2.1 Agreement and Plan of Merger, dated as of March 13, 1999, between El Paso and the Company

                4.1 Form of Certificate of Designation, Preferences and Rights of the __% Senior Cumulative Exchangeable Preferred Stock of El Paso (incorporated by reference to Exhibit E to exhibit 2.1 hereto)

               99.1 El Paso Stock Option Agreement, dated as of March 13, 1999, between El Paso and the Company

               99.2 Company Stock Option Agreement, dated as of March 13, 1999, between El Paso and the Company

               99.3 Voting Agreement, dated March 13, 1999, between El Paso and Selim K. Zilkha, in his individual capacity and in his capacity as trustee of the Selim K. Zilkha Trust, and Michael Zilkha

               99.4 Voting Agreement, dated March 13, 1999, between El Paso and Ronald L. Kuehn, Jr.

               99.5 Joint press release, dated March 15, 1999, issued by the Company and El Paso


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                                    SIGNATURE


            Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  March 15, 1999

                                       SONAT INC.


                                       By     /s/ William A. Smith
                                         -------------------------------------
                                           Name:  William A. Smith
                                           Title: Executive Vice President and
                                                      General Counsel

                                  EXHIBIT INDEX

               Exhibit
               Number              Description
               -------             -----------

                2.1 Agreement and Plan of Merger, dated as of March 13, 1999, between El Paso and the Company

                4.1 Form of Certificate of Designation, Preferences and Rights of the __% Senior Cumulative Exchangeable Preferred Stock of El Paso (incorporated by reference to Exhibit E to exhibit 2.1 hereto)

               99.1 El Paso Stock Option Agreement, dated as of March 13, 1999, between El Paso and the Company

               99.2 Company Stock Option Agreement, dated as of March 13, 1999, between El Paso and the Company

               99.3 Voting Agreement, dated March 13, 1999, between El Paso and Selim K. Zilkha, in his individual capacity and in his capacity as trustee of the Selim K. Zilkha Trust, and Michael Zilkha

               99.4 Voting Agreement, dated March 13, 1999, between El Paso and Ronald L. Kuehn, Jr.

               99.5 Joint press release, dated March 15, 1999, issued by the Company and El Paso